EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Perritt Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Perritt Funds, Inc. for the period ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Perritt Funds, Inc. for the stated period.

/s/ Michael J. Corbett Michael J. Corbett President, Perritt Funds, Inc.	/s/ Mark J. Buh Mark J. Buh Treasurer/Principal Financial Officer, Perritt Funds, Inc.
Dated: June 27, 2018	Dated: June 27, 2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Perritt Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.